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                                                                   Exhibit 99.1


                  STATEMENT PURSUANT TO 18 U.S.C. Section 1350

     Pursuant to 18 U.S.C. Section 1350, each of the undersigned certifies that this Quarterly Report on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Keane, Inc.

                                           /s/ Brian T. Keane
                                           ------------------------------------
Date:    August 9, 2002                    Brian T. Keane
                                           President and Chief Executive Officer


                                           /s/ John J. Leahy
                                           ------------------------------------
Date:    August 9, 2002                    John J. Leahy
                                           Chief Financial Officer



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